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Cautionary statement FORWARD‐LOOKING STATEMENTS. Outlooks; projections; goals; estimates; discussions of earnings, cash flow, margins, and resource potential; descriptions of  strategic  plans and objectives; planned capital and cash operating expense reductions and the ability to meet or exceed announced reduction objectives;  plans to reduce future  emissions intensity and the expected resulting absolute emissions reductions; emission profiles of future developments; carbon capture results and the  impact of  operational and technology efforts; future business markets like carbon capture or hydrogen; the impacts of the COVID‐19 pandemic and  corresponding market impacts on  ExxonMobil’s businesses and results; price and market recoveries; energy market evolution; recovery and production rates; rates of return; drilling  programs and  improvements; asset sales; reserve and resource additions; proved reserves and other resource volumes; development plans; future distributions; asset  carrying values  and any increases or impairments; integration benefits; and other statements of future events or conditions in this presentation or the subsequent discussion period are  forward‐looking statements. Actual future results could differ materially due to a number of factors. These include continuity on our board  of directors; global and regional  changes in the demand, supply, prices, differentials or other market conditions affecting oil, gas, petroleum, petrochemicals and feedstocks; company actions to protect  the health and safety of employees, vendors, customers, and communities; the ability to access short‐ and long‐term debt markets on a timely and affordable basis; the  severity, length and ultimate impact of COVID‐19 and government responses on people and economies; global population and economic growth;  reservoir performance  and depletion rates; the outcome of exploration projects and the timely completion of development and construction projects; regional differences in  product  concentration and demand; war, trade agreements, shipping blockades or harassment and other political, public health or security concerns; changes in law, taxes or  regulation, including environmental regulations, taxes, political sanctions and international treaties; the timely granting or freeze, suspension or revocation  of government  permits; the resolution of contingencies and uncertain tax positions; the impact of fiscal and commercial terms and the outcome of commercial  negotiations; feasibility  and timing for regulatory approval of potential investments or divestments; the actions of competitors and preferences of customers; the capture  of efficiencies between  business lines; unexpected technological developments; general economic conditions, including the occurrence and duration of economic recessions; unforeseen  technical  or operating difficulties; the ability to bring new technologies to commercial scale on a cost‐competitive basis, including large‐scale  hydraulic fracturing projects and  carbon capture projects; and other factors discussed here, in Item 1A. Risk Factors in our Form 10‐K for the year ended December 31, 2020 and under the heading  Factors  Affecting Future Results  on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. The forward‐looking statements and dates  used in this presentation are based on management’s good faith plans and objectives as of the March 3, 2021 date of this  presentation, unless otherwise stated. We  assume no duty to update these statements as of any future date and neither future distribution of this material nor the continued  availability of this material in archive  form on our website should be deemed to constitute an update or re‐affirmation of these figures as of any future date. Any  future update of these figures will be provided  only through a public disclosure indicating that fact. SUPPLEMENTAL INFORMATION. See the Supplemental Information included at the end of this presentation for additional important information required by  Regulation G  for non‐GAAP measures or that the company considers is useful to investors as well as definitions of terms used in the materials,  including future earnings, cash flow,  margins, returns, rate of return, addressable markets, operating cash flow, cash operating expenses, and net cash margin.  Supplemental Information  also includes  information on the assumptions used in these materials, including assumptions on future crude oil prices and product margins used to develop  outlooks regarding future  potential outcomes of current management plans. 2Cautionary statement FORWARD‐LOOKING STATEMENTS. Outlooks; projections; goals; estimates; discussions of earnings, cash flow, margins, and resource potential; descriptions of strategic plans and objectives; planned capital and cash operating expense reductions and the ability to meet or exceed announced reduction objectives; plans to reduce future emissions intensity and the expected resulting absolute emissions reductions; emission profiles of future developments; carbon capture results and the impact of operational and technology efforts; future business markets like carbon capture or hydrogen; the impacts of the COVID‐19 pandemic and corresponding market impacts on ExxonMobil’s businesses and results; price and market recoveries; energy market evolution; recovery and production rates; rates of return; drilling programs and improvements; asset sales; reserve and resource additions; proved reserves and other resource volumes; development plans; future distributions; asset carrying values and any increases or impairments; integration benefits; and other statements of future events or conditions in this presentation or the subsequent discussion period are forward‐looking statements. Actual future results could differ materially due to a number of factors. These include continuity on our board of directors; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil, gas, petroleum, petrochemicals and feedstocks; company actions to protect the health and safety of employees, vendors, customers, and communities; the ability to access short‐ and long‐term debt markets on a timely and affordable basis; the severity, length and ultimate impact of COVID‐19 and government responses on people and economies; global population and economic growth; reservoir performance and depletion rates; the outcome of exploration projects and the timely completion of development and construction projects; regional differences in product concentration and demand; war, trade agreements, shipping blockades or harassment and other political, public health or security concerns; changes in law, taxes or regulation, including environmental regulations, taxes, political sanctions and international treaties; the timely granting or freeze, suspension or revocation of government permits; the resolution of contingencies and uncertain tax positions; the impact of fiscal and commercial terms and the outcome of commercial negotiations; feasibility and timing for regulatory approval of potential investments or divestments; the actions of competitors and preferences of customers; the capture of efficiencies between business lines; unexpected technological developments; general economic conditions, including the occurrence and duration of economic recessions; unforeseen technical or operating difficulties; the ability to bring new technologies to commercial scale on a cost‐competitive basis, including large‐scale hydraulic fracturing projects and carbon capture projects; and other factors discussed here, in Item 1A. Risk Factors in our Form 10‐K for the year ended December 31, 2020 and under the heading Factors Affecting Future Results on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. The forward‐looking statements and dates used in this presentation are based on management’s good faith plans and objectives as of the March 3, 2021 date of this presentation, unless otherwise stated. We assume no duty to update these statements as of any future date and neither future distribution of this material nor the continued availability of this material in archive form on our website should be deemed to constitute an update or re‐affirmation of these figures as of any future date. Any future update of these figures will be provided only through a public disclosure indicating that fact. SUPPLEMENTAL INFORMATION. See the Supplemental Information included at the end of this presentation for additional important information required by Regulation G for non‐GAAP measures or that the company considers is useful to investors as well as definitions of terms used in the materials, including future earnings, cash flow, margins, returns, rate of return, addressable markets, operating cash flow, cash operating expenses, and net cash margin. Supplemental Information also includes information on the assumptions used in these materials, including assumptions on future crude oil prices and product margins used to develop outlooks regarding future potential outcomes of current management plans. 2

2020 Perspective Best‐ever performance in 2020 Improved structural costs  Paced capital plan Achieved 2020 emission‐reduction goals  Announced new 2025 plans Met key milestones across businesses 32020 Perspective Best‐ever performance in 2020 Improved structural costs Paced capital plan Achieved 2020 emission‐reduction goals Announced new 2025 plans Met key milestones across businesses 3

Providing essential products to support modern life. 4Providing essential products to support modern life. 4

IPCC oil & gas demand driven by economic growth GLOBAL ENERGY DEMAND IN IPCC LOWER 2°C SCENARIOS Wind Fuel Other 21% Solar 20% Industrial Bioenergy Feed 13% 22% Power  Other Generation 24% Coal Commercial  Transport Natural  gas Oil oil & natural gas  integral demand for oil and  natural gas driven by  IPCC 2040 three sectors average estimated demand Source: IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios and ExxonMobil analysis.  See Supplemental Information for definitions  5IPCC oil & gas demand driven by economic growth GLOBAL ENERGY DEMAND IN IPCC LOWER 2°C SCENARIOS Wind Fuel Other 21% Solar 20% Industrial Bioenergy Feed 13% 22% Power Other Generation 24% Coal Commercial Transport Natural gas Oil oil & natural gas integral demand for oil and natural gas driven by IPCC 2040 three sectors average estimated demand Source: IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios and ExxonMobil analysis. See Supplemental Information for definitions 5

Oil & gas investment needed to meet demand GLOBAL OIL SUPPLY AND DEMAND Mbd 120 High demand t IEA STEPS demand t Average  80 demand based  on IPCC Lower  2°C scenarios New supply required oil & gas investment needed by 1 40 2040 in 2⁰C Low demand Decline without  investment: ~7% per year 0 2019 2040 Source: Excludes biofuels. IHS, IEA, ExxonMobil analysis of IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios.  See Supplemental Information for footnotes and definitions. 6Oil & gas investment needed to meet demand GLOBAL OIL SUPPLY AND DEMAND Mbd 120 High demand t IEA STEPS demand t Average 80 demand based on IPCC Lower 2°C scenarios New supply required oil & gas investment needed by 1 40 2040 in 2⁰C Low demand Decline without investment: ~7% per year 0 2019 2040 Source: Excludes biofuels. IHS, IEA, ExxonMobil analysis of IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios. See Supplemental Information for footnotes and definitions. 6

Upstream 1 investments generate >10% returns <$35/bbl resource supports >20% return projects resource supports ~700 Koebd net by 2025 portfolio with low cost‐of‐supply developments See Supplemental Information for footnotes and definitions. 7Upstream 1 investments generate >10% returns <$35/bbl resource supports >20% return projects resource supports ~700 Koebd net by 2025 portfolio with low cost‐of‐supply developments See Supplemental Information for footnotes and definitions. 7

Downstream lubricants earnings in 2020 improvement in fuels net cash margin mainly  1  driven by conversion projects projects online; 4 progressing annual earnings potential by 2025 in key growth  markets  8 See Supplemental Information for footnotes and definitions.Downstream lubricants earnings in 2020 improvement in fuels net cash margin mainly 1 driven by conversion projects projects online; 4 progressing annual earnings potential by 2025 in key growth markets 8 See Supplemental Information for footnotes and definitions.

Chemical industry‐leading 2020 earnings, and nearly  1 double 10‐year industry average high‐value performance products by 2027 from  advantaged projects and product innovation  new products since 2010 leveraging proprietary technology See Supplemental Information for footnotes and definitions. 9Chemical industry‐leading 2020 earnings, and nearly 1 double 10‐year industry average high‐value performance products by 2027 from advantaged projects and product innovation new products since 2010 leveraging proprietary technology See Supplemental Information for footnotes and definitions. 9

Growing value across our businesses. 10Growing value across our businesses. 10

Working toward a lower‐carbon future. 11Working toward a lower‐carbon future. 11

Reducing emissions consistent with goals of Paris Agreement 1,2,3 EXXONMOBIL AND SOCIETY’S EMISSIONS Percent reduction versus 2016 1 Society’s  emissions 0.9 Paris submissions (estimated 2016 Nationally Determined Contributions) 0% 0.8 ExxonMobil  GHG emissions 0.7 ‐25% 0.6 0.5 ‐50% 0.4 0.3 ‐75% 0.2 0.1 Hypothetical  Hypothetical 1.5°C pathway 2°C pathway Net ‐100% 0 zero 2016 2015 2030 2045 2060 2075 See Supplemental Information for footnotes. 12Reducing emissions consistent with goals of Paris Agreement 1,2,3 EXXONMOBIL AND SOCIETY’S EMISSIONS Percent reduction versus 2016 1 Society’s emissions 0.9 Paris submissions (estimated 2016 Nationally Determined Contributions) 0% 0.8 ExxonMobil GHG emissions 0.7 ‐25% 0.6 0.5 ‐50% 0.4 0.3 ‐75% 0.2 0.1 Hypothetical Hypothetical 1.5°C pathway 2°C pathway Net ‐100% 0 zero 2016 2015 2030 2045 2060 2075 See Supplemental Information for footnotes. 12

Reducing emissions requires innovation

POWER GENERATION
Need: 24/7 on-demand electricity


Oil and Gas
Coal
Nuclear
Other renewables (e.g. hydro, geo)
Solar
Wind
IPCC 2040

TRANSPORTATION
Need: rapid refueling of energy-dense fuels


Electricity
Bioenergy
Other
Oil and Gas
IPCC 2040

INDUSTRIAL
Need: fuel for high-temperature processes


Electricity
Oil and Gas
Coal
Other
IPCC 2040

	Power Generation	Transportation	Industrial
Limits of alternatives	Solar / wind limited in poor resource areas and by intermittency	Battery weight and long charging time	Temperature intensity required for heavy manufacturing
Innovations required	• **Lower-cost CCS and hydrogen** • **Battery energy-density breakthroughs**	• **Lower-cost biofuels and hydrogen** • **Battery energy-density breakthroughs**	• **Lower-cost CCS and hydrogen** • **Less energy-intensive processes**

Source: IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios and ExxonMobil analysis of IPCC Fifth Assessment Report and Special Report 1.5.

13

Advancing low-carbon technologies



LaBarge plant
Sleipner offshore field
Qatar
LaBarge expansion
LaBarge expansion
Controlled Freeze Zone™ commercial demonstration
Qatar
Gorgon
CCS Venture created
Low-emission Fuels Venture created
Low Carbon Solutions created
COMMERCIALIZATION
1986
2000
2010
2020
R&D COLLABORATIONS
Stanford Global Climate & Energy Project
GCEP
Georgia Tech
Algae biofuels
CCS process
TDA
Energy Centers
Cellulosic biodiesel
CLARIANT
genomatica
Fuel cells
fuelcellenergy
Direct air
Global Thermostat
Strategic alliance
IBM
U.S. DOE / National labs
Carbon capture and storage (CCS)
Low-emissions fuels
Low-carbon technologies
MITei
2014
2015
TEXAS
2016
SINGAPORE ENERGY CENTRE
2018
Stanford
Strategic Energy Alliance
2018

14

Significant potential in Carbon Capture 1 TOTAL CO₂ CAPTURE Million tonnes 2 5,000 − #1 in world for CO capture; 9 Mta capacity 2 3 − #2 in world for CO pipelines 2 projected  4 4,000 − #2 in world for CO geologic storage 2 growth  per year  3,000 − Subsurface & reservoir expertise 2,000 − Project development & execution − Responsible & efficient operations 1,000 0 2020 2030 2040 Source: IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios. See Supplemental Information for footnotes. 15Significant potential in Carbon Capture 1 TOTAL CO₂ CAPTURE Million tonnes 2 5,000 − #1 in world for CO capture; 9 Mta capacity 2 3 − #2 in world for CO pipelines 2 projected 4 4,000 − #2 in world for CO geologic storage 2 growth per year 3,000 − Subsurface & reservoir expertise 2,000 − Project development & execution − Responsible & efficient operations 1,000 0 2020 2030 2040 Source: IAMC 1.5°C Scenario Explorer and Data, average of IPCC Lower 2°C scenarios. See Supplemental Information for footnotes. 15

Growing  public  recognition  16Growing public recognition 16

Growing market support for CCS deployment



Global policy support


68% global emissions (2017)
19% funding (2013-2019)
Industrial & Power Generation
$20 billion annually

"Climate Tech" venture funding



Carbon offsets market

Source: Emissions from ExxonMobil 2019 Outlook for Energy. Venture funding based on ExxonMobil analysis of IEA (2020), Energy Technology Perspectives 2020, IEA, Paris https://www.iea.org/reports/energy-technology-perspectives-2020 and PwC The State of Climate Tech 2020.

17

Significant value in growing markets



Production
Manufacturing
Total Addressable Market: 2040[1]
Markets / Sectors
Oil and Natural gas[3]
48% of energy mix
5-7% depletion per year
Fuels
~$6T
Transport
Power gen
Industrial
Biofuels
~$400B
Transport
Hydrogen
~$1T
Transport
Power gen
Industrial
Chemicals
~$4T
Infrastructure
Goods/products
CO_2
Storage
CO_2
Carbon Capture
~$2T
Grows ~35% per year[1]
Mitigates 15% of emissions[2]
Carbon
Utilization
Carbon to products

See Supplemental Information for footnotes.

18

Leverage Expertise and leadership in low‐carbon tech  Advance Technologies for a lower‐carbon future Low Carbon Solutions Advocate New regulatory and legal frameworks Commercialize New opportunities at scale  19Leverage Expertise and leadership in low‐carbon tech Advance Technologies for a lower‐carbon future Low Carbon Solutions Advocate New regulatory and legal frameworks Commercialize New opportunities at scale 19

Leverage Competitive advantages Innovate Lowest cost, highest value solutions Long‐term Value Advance Growth in global prosperity Embrace We Are ExxonMobil 20Leverage Competitive advantages Innovate Lowest cost, highest value solutions Long‐term Value Advance Growth in global prosperity Embrace We Are ExxonMobil 20

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SUPPLEMENTAL INFORMATION IMPORTANT INFORMATION AND ASSUMPTIONS REGARDING CERTAIN FORWARD‐LOOKING STATEMENTS. Forward‐looking statements contained in this presentation regarding the  potential for future earnings, cash flow, margins, returns, rate of return, addressable markets, operating cash flow, cash operating expenses, and  net cash margin are not forecasts of  actual future results. These figures are provided to help quantify the potential future results and goals of currently‐contemplated management  plans and objectives including new project  investments, plans to replace natural decline in Upstream production with low‐cost volumes, plans to increase sales in our Downstream and  Chemical segments and to shift our  Downstream product mix toward higher‐value products, continued highgrading of ExxonMobil’s portfolio through our ongoing asset management program, both announced and  continuous initiatives to improve efficiencies and reduce costs, capital expenditures and cash management, and other efforts within management’s  control to impact future results as  discussed in this presentation. These figures are intended to quantify for illustrative purposes management’s view of the potentials for these  efforts over the time periods shown,  calculated on a basis consistent with our internal modelling assumptions for factors such as working capital, as well as factors management does not control, such as interest,  differentials, and exchange rates.  For all price point comparisons, unless otherwise indicated, we assume $50/bbl Brent crude prices. Unless otherwise specified, crude prices are Brent prices. Except where noted, natural  gas prices used are consistent with management’s internal price assumptions for the relevant natural gas markets relative to the crude  price for a given case. All crude and natural gas  prices for future years are adjusted for inflation from 2021. Downstream and Chemical margins reflect annual historical averages for the 10‐year period from 2010—2019 unless otherwise stated. These prices are not intended to reflect management’s forecasts for future prices or the prices we use for internal planning purposes. We have assumed that other factors such as laws and regulations, including tax and environmental laws, and fiscal regimes remain consistent with current conditions for the relevant  periods. This presentation does not attempt to model potential COVID‐19 outbreaks or recoveries beyond historical pricing. Unless otherwise  indicated, asset sales and proceeds are  consistent with our internal planning.  ExxonMobil‐operated emissions, reductions and avoidance performance data are based on a combination of measured and estimated data using best  available information. Calculations  are based on industry standards and best practices, including guidance from the American Petroleum Institute (API) and IPIECA. The uncertainty  associated with the emissions, reductions  and avoidance performance data depends on variation in the processes and operations, the availability of sufficient data, the quality of those data and methodology used for  measurement and estimation. Changes to the performance data may be reported as updated data and/or emission methodologies become available. ExxonMobil works with industry,  including API and IPIECA, to improve emission factors and methodologies. Emissions, reductions and avoidance estimates from non‐ExxonMobil operated  facilities are included in the  equity data and similarly may be updated as changes to the performance data are reported. The data includes XTO Energy performance  beginning in 2011. See the Cautionary Statement at the front of this presentation for additional information regarding forward‐looking statements. 22SUPPLEMENTAL INFORMATION IMPORTANT INFORMATION AND ASSUMPTIONS REGARDING CERTAIN FORWARD‐LOOKING STATEMENTS. Forward‐looking statements contained in this presentation regarding the potential for future earnings, cash flow, margins, returns, rate of return, addressable markets, operating cash flow, cash operating expenses, and net cash margin are not forecasts of actual future results. These figures are provided to help quantify the potential future results and goals of currently‐contemplated management plans and objectives including new project investments, plans to replace natural decline in Upstream production with low‐cost volumes, plans to increase sales in our Downstream and Chemical segments and to shift our Downstream product mix toward higher‐value products, continued highgrading of ExxonMobil’s portfolio through our ongoing asset management program, both announced and continuous initiatives to improve efficiencies and reduce costs, capital expenditures and cash management, and other efforts within management’s control to impact future results as discussed in this presentation. These figures are intended to quantify for illustrative purposes management’s view of the potentials for these efforts over the time periods shown, calculated on a basis consistent with our internal modelling assumptions for factors such as working capital, as well as factors management does not control, such as interest, differentials, and exchange rates. For all price point comparisons, unless otherwise indicated, we assume $50/bbl Brent crude prices. Unless otherwise specified, crude prices are Brent prices. Except where noted, natural gas prices used are consistent with management’s internal price assumptions for the relevant natural gas markets relative to the crude price for a given case. All crude and natural gas prices for future years are adjusted for inflation from 2021. Downstream and Chemical margins reflect annual historical averages for the 10‐year period from 2010—2019 unless otherwise stated. These prices are not intended to reflect management’s forecasts for future prices or the prices we use for internal planning purposes. We have assumed that other factors such as laws and regulations, including tax and environmental laws, and fiscal regimes remain consistent with current conditions for the relevant periods. This presentation does not attempt to model potential COVID‐19 outbreaks or recoveries beyond historical pricing. Unless otherwise indicated, asset sales and proceeds are consistent with our internal planning. ExxonMobil‐operated emissions, reductions and avoidance performance data are based on a combination of measured and estimated data using best available information. Calculations are based on industry standards and best practices, including guidance from the American Petroleum Institute (API) and IPIECA. The uncertainty associated with the emissions, reductions and avoidance performance data depends on variation in the processes and operations, the availability of sufficient data, the quality of those data and methodology used for measurement and estimation. Changes to the performance data may be reported as updated data and/or emission methodologies become available. ExxonMobil works with industry, including API and IPIECA, to improve emission factors and methodologies. Emissions, reductions and avoidance estimates from non‐ExxonMobil operated facilities are included in the equity data and similarly may be updated as changes to the performance data are reported. The data includes XTO Energy performance beginning in 2011. See the Cautionary Statement at the front of this presentation for additional information regarding forward‐looking statements. 22

SUPPLEMENTAL INFORMATION NON‐GAAP AND OTHER MEASURES. With respect to historical periods, reconciliation information is provided in the Frequently Used Terms available  on the Investor page of our website  at www.exxonmobil.com under the heading News & Resources for certain terms used in this presentation including operating cash flow, cash  operating expense, and net cash margin.  For  future periods, we are unable to provide a reconciliation of forward‐looking non‐GAAP or other measures to the most comparable GAAP  financial measures because the information  needed to reconcile these measures is dependent on future events, many of which are outside management’s control as described above. Additionally, estimating such GAAP measures  and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level  of precision that is unavailable for these  future periods and cannot be accomplished without unreasonable effort. Forward‐looking non‐GAAP measures are estimated in a manner consistent  with the relevant definitions and  assumptions noted above. DEFINITIONS AND NON‐GAAP FINANCIAL MEASURE RECONCILIATIONS. Cash operating expenses (cash Opex, structural efficiencies, or structural reductions). Cash operating expenses are a subset of total operating costs  that are stewarded internally to  support management’s oversight of spending over time. This measure is useful for investors to understand the Corporation’s efforts to  optimize cash through disciplined expense  management. For information concerning the calculation and reconciliation of cash operating expenses see the Frequently Used Terms available on the Investors page of our website at  www.exxonmobil.com under the heading News & Resources. Flexible Capex. Flexible Capex includes those investments with minimal costs or value loss to defer expenditures, such as investments in short cycle businesses like unconventionals,  projects that have not commenced or are early in construction and with limited penalty to pause.  Less‐flexible Capex. Less flexible Capex includes projects conducted for safety, environmental and regulatory reasons, projects already in execution  with penalties or loss of value  associated with pausing, and investments made in order to retain rights or options for potential future investment. 23SUPPLEMENTAL INFORMATION NON‐GAAP AND OTHER MEASURES. With respect to historical periods, reconciliation information is provided in the Frequently Used Terms available on the Investor page of our website at www.exxonmobil.com under the heading News & Resources for certain terms used in this presentation including operating cash flow, cash operating expense, and net cash margin. For future periods, we are unable to provide a reconciliation of forward‐looking non‐GAAP or other measures to the most comparable GAAP financial measures because the information needed to reconcile these measures is dependent on future events, many of which are outside management’s control as described above. Additionally, estimating such GAAP measures and providing a meaningful reconciliation consistent with our accounting policies for future periods is extremely difficult and requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward‐looking non‐GAAP measures are estimated in a manner consistent with the relevant definitions and assumptions noted above. DEFINITIONS AND NON‐GAAP FINANCIAL MEASURE RECONCILIATIONS. Cash operating expenses (cash Opex, structural efficiencies, or structural reductions). Cash operating expenses are a subset of total operating costs that are stewarded internally to support management’s oversight of spending over time. This measure is useful for investors to understand the Corporation’s efforts to optimize cash through disciplined expense management. For information concerning the calculation and reconciliation of cash operating expenses see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Flexible Capex. Flexible Capex includes those investments with minimal costs or value loss to defer expenditures, such as investments in short cycle businesses like unconventionals, projects that have not commenced or are early in construction and with limited penalty to pause. Less‐flexible Capex. Less flexible Capex includes projects conducted for safety, environmental and regulatory reasons, projects already in execution with penalties or loss of value associated with pausing, and investments made in order to retain rights or options for potential future investment. 23

SUPPLEMENTAL INFORMATION DEFINITIONS AND NON‐GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED Lower 2°C scenarios. The Intergovernmental Panel on Climate Change (IPCC) published a Special Report on “Global Warming of 1.5°C”  and identified 74 scenarios as “Lower 2ºC,” which  are pathways limiting peak warming to below 2ºC during the entire 21st century with greater than 66 percent likelihood. Net cash margin ($/bbl input).  Net cash margin, following Solomon Associate’s definition, is defined as gross margin at a standard price set for feeds and  products, less normalized  operating costs on a unit basis, expressed as $/bbl of total input. Operating cash flow. Operating Cash Flow is earnings plus depreciation and depletion, including non‐controlling interests and abandonment spend, plus asset sales proceeds. Where  applicable, pro‐rata equity company earnings are net of depreciation and depletion. This measure is useful when approximating contributions to cash available for investment and  financing activities excluding working capital impacts, applied to the Upstream business.  Operating costs (Opex). Operating costs are the costs during the period to produce, manufacture, and otherwise prepare the company’s products  for sale – including energy, staffing, and  maintenance costs. They exclude the cost of raw materials, taxes, and interest expense and are on a before‐tax basis. While  ExxonMobil’s management is responsible for all revenue and  expense elements of net income, operating costs, as defined above, represent the expenses most directly under management’s control, and  therefore are useful for investors and  ExxonMobil management in evaluating management’s performance. For information concerning the calculation and reconciliation of operating costs see the  Frequently Used Terms  available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Performance product.  Refers to Chemical products that provide differentiated performance for multiple applications through enhanced properties versus commodity alternatives and  bring significant additional value to customers and end‐users. Project. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment  transparency reports. Returns, rate of return, IRR.  Unless referring specifically to external data, references to returns, rate of return, IRR, and similar  terms mean future discounted cash flow returns on future  capital investments based on current company estimates. Investment returns exclude prior exploration and acquisition costs.  Stated Policies Scenario (STEPS). STEPS is an IEA scenario in their World Energy Outlook 2020 based on today’s policy settings and an  assumption that the COVID‐19 pandemic is brought  under control in 2021. 24SUPPLEMENTAL INFORMATION DEFINITIONS AND NON‐GAAP FINANCIAL MEASURE RECONCILIATIONS, CONTINUED Lower 2°C scenarios. The Intergovernmental Panel on Climate Change (IPCC) published a Special Report on “Global Warming of 1.5°C” and identified 74 scenarios as “Lower 2ºC,” which are pathways limiting peak warming to below 2ºC during the entire 21st century with greater than 66 percent likelihood. Net cash margin ($/bbl input). Net cash margin, following Solomon Associate’s definition, is defined as gross margin at a standard price set for feeds and products, less normalized operating costs on a unit basis, expressed as $/bbl of total input. Operating cash flow. Operating Cash Flow is earnings plus depreciation and depletion, including non‐controlling interests and abandonment spend, plus asset sales proceeds. Where applicable, pro‐rata equity company earnings are net of depreciation and depletion. This measure is useful when approximating contributions to cash available for investment and financing activities excluding working capital impacts, applied to the Upstream business. Operating costs (Opex). Operating costs are the costs during the period to produce, manufacture, and otherwise prepare the company’s products for sale – including energy, staffing, and maintenance costs. They exclude the cost of raw materials, taxes, and interest expense and are on a before‐tax basis. While ExxonMobil’s management is responsible for all revenue and expense elements of net income, operating costs, as defined above, represent the expenses most directly under management’s control, and therefore are useful for investors and ExxonMobil management in evaluating management’s performance. For information concerning the calculation and reconciliation of operating costs see the Frequently Used Terms available on the Investors page of our website at www.exxonmobil.com under the heading News & Resources. Performance product. Refers to Chemical products that provide differentiated performance for multiple applications through enhanced properties versus commodity alternatives and bring significant additional value to customers and end‐users. Project. The term “project” as used in this presentation can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports. Returns, rate of return, IRR. Unless referring specifically to external data, references to returns, rate of return, IRR, and similar terms mean future discounted cash flow returns on future capital investments based on current company estimates. Investment returns exclude prior exploration and acquisition costs. Stated Policies Scenario (STEPS). STEPS is an IEA scenario in their World Energy Outlook 2020 based on today’s policy settings and an assumption that the COVID‐19 pandemic is brought under control in 2021. 24

SUPPLEMENTAL INFORMATION OTHER INFORMATION. All references to production rates, project capacity, resource size, and acreage are on a gross basis, unless otherwise noted. This presentation includes a number of third party scenarios such as the 74 Lower 2°C scenarios, made available through the IPCC SR 1.5 scenario explorer data, and the IEA’s Stated  Policies Scenario as well as the IEA’s Sustainable Development Scenario. These third party scenarios reflect the modeling assumptions and  outputs of their respective authors, not  ExxonMobil, and their use and inclusion herein is not an endorsement by ExxonMobil of their likelihood or probability. The analysis done by  ExxonMobil on the IPCC Lower 2°C scenarios  and the representation thereof aims to reflect the average or trends across a wide range of pathways. Where data was not or  insufficiently available, further analysis was done to enable a  more granular view on trends within these IPCC Lower 2°C scenarios. ExxonMobil has business relationships with thousands of customers, suppliers, governments, and others. For convenience and simplicity, words such as  venture, joint venture,  partnership, co‐venturer, operated by others, and partner are used to indicate business and other relationships involving common activities and  interests, and those words may not  indicate precise legal relationships. Competitor data is based on publicly available information and, where estimated or derived, done so on a consistent basis with ExxonMobil  data.  Future competitor data, unless  otherwise noted, is taken from publicly available statements or disclosures by that competitor and has not been independently verified by ExxonMobil or any third party. We note that  certain competitors report financial information under accounting standards other than U.S. GAAP (i.e., IFRS). 25SUPPLEMENTAL INFORMATION OTHER INFORMATION. All references to production rates, project capacity, resource size, and acreage are on a gross basis, unless otherwise noted. This presentation includes a number of third party scenarios such as the 74 Lower 2°C scenarios, made available through the IPCC SR 1.5 scenario explorer data, and the IEA’s Stated Policies Scenario as well as the IEA’s Sustainable Development Scenario. These third party scenarios reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use and inclusion herein is not an endorsement by ExxonMobil of their likelihood or probability. The analysis done by ExxonMobil on the IPCC Lower 2°C scenarios and the representation thereof aims to reflect the average or trends across a wide range of pathways. Where data was not or insufficiently available, further analysis was done to enable a more granular view on trends within these IPCC Lower 2°C scenarios. ExxonMobil has business relationships with thousands of customers, suppliers, governments, and others. For convenience and simplicity, words such as venture, joint venture, partnership, co‐venturer, operated by others, and partner are used to indicate business and other relationships involving common activities and interests, and those words may not indicate precise legal relationships. Competitor data is based on publicly available information and, where estimated or derived, done so on a consistent basis with ExxonMobil data. Future competitor data, unless otherwise noted, is taken from publicly available statements or disclosures by that competitor and has not been independently verified by ExxonMobil or any third party. We note that certain competitors report financial information under accounting standards other than U.S. GAAP (i.e., IFRS). 25

SUPPLEMENTAL INFORMATION

Slide 6

1) IEA World Energy Outlook 2020 Annex A.5, investment data.

Slide 7

1) Includes projects that bring on new volumes. Breakeven based on cost-of-supply to generate a minimum 10 percent return on a money-forward basis.

Slide 8

1) Projected improvement 2017—2027, including all disclosed major projects, and executed and planned portfolio management.

Slide 9

1) Chemical earnings - chemicals industry benchmark group comprised of 11 of the top 20 global ethylene producers where public information for segment earnings estimate is disclosed. Estimates for fourth quarter 2020 where public information was not available. Group includes ExxonMobil Chemical Company, Dow Inc., Sinopec Chemicals Segment, LyondellBasell Industries N.V., Royal Dutch Shell Chemicals Segment, Chevron Phillips Chemical Company, INEOS Group Ltd, Braskem, SABIC, BASF Chemicals Segment, and Reliance Petrochemicals Segment.

Slide 12

1) Global CO_2 emissions: Global Carbon Budget 2020; Friedlingstein et al (2020); including energy-related and cement processing CO_2 emissions.
2) Paris submissions: estimated based on 2016 Nationally Determined Contributions.
3) Emission reduction plans announced in December 2020 include a 15 to 20 percent reduction in greenhouse gas intensity of upstream operations by 2025 compared to 2016 levels. This will be supported by a 40 to 50 percent reduction in methane intensity and 35 to 45 percent reduction in flaring intensity. The 2025 emissions reduction plans are expected to reduce absolute greenhouse gas emissions of Upstream operations by an estimated 30 percent and absolute flaring and methane emissions by 40 to 50 percent. Plans cover Scope 1 and Scope 2 emissions for assets operated by the company by the end of 2025, consistent with approved corporate plans.

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SUPPLEMENTAL INFORMATION

Slide 15

1) $2 trillion addressable market and projected growth: ExxonMobil analysis of IPCC SR 1.5 scenario explorer data on Lower 2°C scenarios. For CO_2, volumes and prices in 2020 and 2040 in the Lower 2°C scenarios were used, where available, to calculate an estimate of the market revenue and corresponding annual growth.
2) Global CCS Institute. Data updated as of April 2020 and based on cumulative anthropogenic carbon dioxide capture volume. Anthropogenic CO_2, for the purposes of this calculation, means CO_2 that without carbon capture and storage would have been emitted to the atmosphere, including, but not limited to: reservoir CO_2 from gas fields; CO_2 emitted during production and CO_2 emitted during combustion. It does not include natural CO_2 produced solely for enhanced oil recovery.
3) ExxonMobil analysis. Ranking estimate of CO_2 pipelines is based on pipeline capacity.
4) ExxonMobil analysis. Ranking estimate of CO_2 geologic storage is based on anthropogenic CO_2; storage for natural CO_2 produced and anthropogenic CO_2 captured for enhanced oil recovery is excluded.

Slide 18

1) Total Addressable Market figures: ExxonMobil analysis of IPCC SR 1.5 scenario explorer data on Lower 2°C scenarios for CO2, H2, Biofuels, and Fuels. Volumes and prices in 2040 in the Lower 2°C scenarios were used, where available, to calculate an estimate of the market revenue. For H2, the highest and lowest outliers for market revenue in the Lower 2°C scenarios were excluded. For Chemicals, ExxonMobil analysis of current market data from Statista 2020 Report on Chemical Industry Worldwide, and the IEA Sustainable Development Scenario data for petrochemical feedstock growth to 2040.
2) IEA CCUS in Clean Energy Transitions Report (2020).
3) Oil and gas percentage of energy mix – IPCC SR 1.5 scenario explorer data on Lower 2°C scenarios; depletion – ExxonMobil analysis of IEA and IHS data.

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Important additional information regarding proxy solicitation

Exxon Mobil Corporation ("ExxonMobil") has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the "SEC") in connection with the solicitation of proxies for ExxonMobil's 2021 Annual Meeting (the "Proxy Statement"). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil's directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil's securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil's Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY'S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC's website, www.sec.gov. ExxonMobil's shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil's website, www.exxonmobil.com/investor

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